UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 13, 2004

                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)



California                           0-11868                  95-3533362
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)              Identification No.)

6175 Nancy Ridge Drive, San Diego, California                       92121
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         (858)-535-0202
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                                  n/a
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events - Registrant's press release dated September 13, 2004, publicly announcing the PREDICT Study Results from 21 Leading Heart Failure Centers

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CardioDynamics International Corporation

Date: September 13, 2004             /s/ Stephen P. Loomis
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                                    Stephen P. Loomis
                                    Chief Financial Officer